UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2009

CVS CAREMARK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island 02895
(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 765-1500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 10, 2008, CVS Caremark Corporation, a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters the aggregate principal amount of $1,000,000,000 of its 6.60% notes due March 15, 2019 ( the “Notes”). The Notes were offered pursuant to the Company’s Registration Statement on Form S-3, File No. 333-143110, dated May 21, 2007.

From time to time, certain of the Underwriters and/or their respective affiliates have directly and indirectly engaged, and may engage in the future, in investment and/or commercial banking transactions with the Company for which they have received, or may receive, customary compensation, fees and expense reimbursement. Certain of the Underwriters or their affiliates are lenders under the Company's bridge loan facility and will receive a portion of the net proceeds of the offering used to repay outstanding debt under the bridge loan facility.

The closing of the sale of the Notes will occur on March 13, 2009. The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and commissions and the estimated net offering expenses payable by the Company, are approximately $985,815,000. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report on Form 8-K and is incorporated by reference into the Registration Statement (the outstanding commitment of which shall be reduced by the net proceeds from the offering).

The Notes will be governed by and issued pursuant to a Senior Indenture dated August 15, 2006 between the Company and The Bank of New York Trust Company, N.A., as trustee. The Company may issue additional senior debt securities from time to time pursuant to the Senior Indenture. The form of Senior Indenture was filed as Exhibit 4.4 to the Registration Statement and shall be incorporated by reference into this report on Form 8-K. The form of the Notes is filed as Exhibit 4.1 to this report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement dated March 10, 2009 between CVS Caremark Corporation and Barclays Capital Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule 1 thereto.

4.1	Form of Note

5.1	Opinion of Davis Polk & Wardwell

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

Date:	March 13, 2009	By:	/s/ David B. Rickard
			Name:	David B. Rickard
			Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer